Exhibit 99.1

Sonic Automotive Reports Fourth Quarter and Full Year Financial Results

Full Year 2023 Results Include All-Time Record Annual Revenues of $14.4 Billion

EchoPark Segment Expected to Achieve Breakeven Adjusted EBITDA* in the First Quarter of 2024

CHARLOTTE, N.C. – February 14, 2024 – Sonic Automotive, Inc. (“Sonic Automotive,” “Sonic,” the “Company,” "we," "us" or "our") (NYSE:SAH), one of the nation’s largest automotive retailers, today reported financial results for the fourth quarter and fiscal year ended December 31, 2023.

Fourth Quarter 2023 Financial Summary
•Total revenues of $3.6 billion, flat year-over-year; total gross profit of $541.1 million, down 6% year-over-year
•Reported net income of $38.7 million ($1.11 earnings per diluted share)
◦Reported fourth quarter net income includes the effect of a $16.7 million pre-tax charge related to non-cash impairment charges (partially offset by a $4.3 million tax benefit on above charges), and a one-time income tax charge of $5.8 million related to certain non-deductible tax items
◦Excluding these items, adjusted fourth quarter net income* was $56.9 million ($1.63 adjusted earnings per diluted share*)
•Total selling, general and administrative (“SG&A”) expenses as a percentage of gross profit of 71.4% (67.0% on a Franchised Dealerships Segment basis)
•Franchised Dealerships Segment revenues of $3.0 billion, up 1% year-over-year; Franchised Dealerships Segment gross profit of $491.4 million, down 7% year-over-year
•EchoPark Segment revenues of $556.6 million, down 6% year-over-year; EchoPark Segment gross profit of $42.8 million, up 5% year-over-year; EchoPark Segment retail used vehicle unit sales volume of 17,562 units, up 1% year-over-year
•EchoPark Segment loss (defined as loss before taxes and impairment charges) of $15.9 million; EchoPark Segment adjusted EBITDA* loss of $9.1 million, a 64% improvement year-over-year
◦Expect to achieve breakeven EchoPark Segment adjusted EBITDA* in the first quarter of 2024
◦Fourth quarter EchoPark Segment adjusted EBITDA* loss includes: a $0.9 million loss recognized in the fourth quarter related to stores closed prior to the fourth quarter; and a $1.3 million loss related to the Northwest Motorsport stores closed after the end of the fourth quarter in January 2024

Full Year 2023 Financial Summary
•All-time record annual revenues of $14.4 billion, up 3% year-over-year; gross profit of $2.2 billion, down 3% year-over-year
•Reported full year net income of $178.2 million ($4.97 earnings per diluted share)
◦Reported net income includes the effect of a $79.3 million pre-tax charge related to non-cash impairment charges and a $10.0 million pre-tax charge to gross profit related to inventory valuation adjustments, offset partially by a net $9.3 million pre-tax gain in SG&A expenses (collectively, these items are partially offset by a $19.9 million tax benefit on the above net charges), and a one-time income tax charge of $5.8 million related to certain non-deductible tax items

◦Excluding these items, adjusted net income* was $244.1 million ($6.81 adjusted earnings per diluted share*)
•Total SG&A expenses as a percentage of gross profit of 71.3% (64.6% on a Franchised Dealerships Segment basis)
◦Adjusted SG&A expenses as a percentage of gross profit* of 71.4% (65.6% on a Franchised Dealerships Segment basis)
•Franchised Dealerships Segment revenues of $11.8 billion, up 3% year-over-year; Franchised Dealerships Segment gross profit of $2.0 billion, down 4% year-over-year
•EchoPark Segment revenues of $2.4 billion, down 1% year-over-year; EchoPark Segment gross profit of $161.8 million, down 8% year-over-year; EchoPark Segment retail used vehicle unit sales volume of 73,676 units, up 15% year-over-year
•Reported EchoPark Segment loss (defined as loss before taxes and impairment charges) of $132.4 million; adjusted EchoPark Segment loss* of $112.8 million; EchoPark Segment adjusted EBITDA* loss of $83.0 million, a 21% improvement year-over-year
◦Full year EchoPark Segment adjusted EBITDA* loss includes: a $35.3 million loss related to stores closed during 2023; and a $5.1 million loss related to the Northwest Motorsport stores closed after the end of the fiscal year in January 2024
•During 2023, Sonic repurchased approximately 3.3 million shares of its Class A Common Stock, or 9% of shares outstanding at December 31, 2022, for an aggregate purchase price of approximately $177.6 million

* Please refer to the discussion and reconciliation of Non-GAAP Financial Measures below.

Commentary
David Smith, Chairman and Chief Executive Officer of Sonic Automotive, stated, “We are proud of our team’s performance in the fourth quarter, delivering financial results that reflect our ability to leverage our diversified business model to adapt to rapidly changing market dynamics. During the quarter, we continued to realize the expected benefits of the strategic adjustments to our EchoPark business model, which showed improvement in year-over-year losses to help offset continued margin normalization in the franchised dealership segment. We remain confident that we have the right strategy, the right people, and the right culture to continue to grow our business and create long-term value for our stakeholders.”

Jeff Dyke, President of Sonic Automotive, commented, “While consumer affordability and used vehicle sourcing challenges persist, our EchoPark results in the fourth quarter demonstrate our team's valuable industry experience and the adaptability of our innovative EchoPark model. Based on recent performance and market trends, we remain confident in our path to achieve breakeven EchoPark segment adjusted EBITDA* in the first quarter of 2024, and expect to resume our disciplined long-term growth plans for EchoPark once used vehicle market conditions improve.”

Heath Byrd, Chief Financial Officer of Sonic Automotive, added, “Our diversified cash flow streams continued to benefit our overall financial position in the fourth quarter. As of December 31, 2023, we had $846 million of total liquidity, including $374 million in cash and floor plan deposits on hand. We believe we remain well-positioned to adapt to evolving market conditions and position the Company for success in 2024 and beyond.”

Fourth Quarter 2023 Segment Highlights
The financial measures discussed below are results for the fourth quarter of 2023 with comparisons made to the fourth quarter of 2022, unless otherwise noted.

•Franchised Dealerships Segment operating results include:
•Same store revenues up 2%; same store gross profit down 6%
•Same store retail new vehicle unit sales volume up 10%; same store retail new vehicle gross profit per unit down 30%, to $4,279
•Same store retail used vehicle unit sales volume down 7%; same store retail used vehicle gross profit per unit down 1%, to $1,433
•Same store parts, service and collision repair (“Fixed Operations”) gross profit up 7%; same store customer pay gross profit up 9%; same store warranty gross profit up 6%; same store Fixed Operations gross margin up 30 basis points, to 49.9%
•Same store finance and insurance ("F&I") gross profit down 1%; same store F&I gross profit per retail unit of $2,334, down 3%
•On a trailing quarter cost of sales basis, the Franchised Dealerships Segment had 37 days’ supply of new vehicle inventory (including in-transit) and 29 days’ supply of used vehicle inventory
•EchoPark Segment operating results include:
•Revenues of $556.6 million, down 6% year-over-year; gross profit of $42.8 million, up 5% year-over-year
•Retail used vehicle unit sales volume of 17,562, up 1% year-over-year
•Segment loss of $15.9 million and adjusted EBITDA* loss of $9.1 million
◦EchoPark Segment stores closed prior to the fourth quarter incurred a $1.1 million segment loss and a $0.9 million adjusted EBITDA* loss during the fourth quarter, respectively
◦Northwest Motorsport stores closed after the end of the fourth quarter in January 2024 incurred a $1.8 million segment loss and a $1.3 million adjusted EBITDA* loss, respectively, in the fourth quarter
•On a trailing quarter cost of sales basis, the EchoPark Segment had 36 days’ supply of used vehicle inventory
•Powersports Segment operating results include:
•Revenues of $27.2 million, gross profit of $7.0 million, gross margin of 25.6%
•Segment loss of $3.5 million and adjusted EBITDA* loss of $2.4 million

* Please refer to the discussion and reconciliation of Non-GAAP Financial Measures below.

Full Year 2023 Segment Highlights
The financial measures discussed below are results for the full year 2023 with comparisons made to the full year 2022, unless otherwise noted.
•Franchised Dealerships Segment operating results include:
•Same store revenues up 3%; same store gross profit down 4%
•Same store retail new vehicle unit sales volume up 8%; same store retail new vehicle gross profit per unit down 27%, to $4,849
•Same store retail used vehicle unit sales volume down 7%; same store retail used vehicle gross profit per unit up 1%, to $1,630
•Same store Fixed Operations gross profit up 9%; same store customer pay gross profit up 11%; same store warranty gross profit up 7%; same store Fixed Operations gross margin up 10 basis points, to 49.6%
•Same store F&I gross profit flat year-over-year; same store F&I gross profit per retail unit of $2,411, flat year-over-year

•EchoPark Segment operating results include:
•Revenues of $2.4 billion, down 1% year-over-year; gross profit of $161.8 million, down 8% year-over-year
•Retail used vehicle unit sales volume of 73,676, up 15% year-over-year
•Reported segment loss of $132.5 million, adjusted segment loss* of $112.8 million, and adjusted EBITDA* loss of $83.0 million
◦EchoPark Segment stores closed during 2023 incurred a $30.3 million reported segment loss and a $35.3 million adjusted EBITDA* loss during the fiscal year, respectively
◦Northwest Motorsport stores closed after the end of the fiscal year in January 2024 incurred a $6.7 million segment loss and a $5.1 million adjusted EBITDA* loss, respectively, for the full year
•Powersports Segment operating results include:
•Revenues of $163.2 million, gross profit of $50.3 million, gross margin of 30.9%
•Segment income of $5.7 million and adjusted EBITDA* of $10.8 million
•Year-over-year comparative financial results are not meaningful due to the timing of acquisitions (seven stores acquired in August 2022 and five stores acquired in February 2023)

* Please refer to the discussion and reconciliation of Non-GAAP Financial Measures below.

Dividend
Sonic’s Board of Directors approved a quarterly cash dividend of $0.30 per share, payable on April 15, 2024 to all stockholders of record on March 15, 2024.

Fourth Quarter 2023 Earnings Conference Call
Senior management will hold a conference call today at 11:00 A.M. (Eastern). Investor presentation and earnings press release materials will be accessible beginning prior to the conference call on the Company’s website at ir.sonicautomotive.com.

To access the live webcast of the conference call, please go to ir.sonicautomotive.com and select the webcast link at the top of the page. For telephone access to this conference call, please dial (877) 407-8289 (domestic) or +1 (201) 689-8341 (international) and ask to be connected to the Sonic Automotive Fourth Quarter 2023 Earnings Conference Call. Dial-in access remains available throughout the live call; however, to ensure you are connected for the full call we suggest dialing in at least 10 minutes before the start of the call. A webcast replay will be available following the call for 14 days at ir.sonicautomotive.com.

About Sonic Automotive
Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, North Carolina, is on a quest to become the most valuable automotive retailer and service brand in America. Our Company culture thrives on creating, innovating, and providing industry-leading guest experiences, driven by strategic investments in technology, teammates, and ideas that ultimately fulfill ownership dreams, enrich lives, and deliver happiness to our guests and teammates. As one of the largest automotive and powersports retailers in America, we are committed to delivering on this goal while pursuing expansive growth and taking progressive measures to be the leader in these categories. Our new platforms, programs, and people are set to drive the next generation of automotive and powersports experiences. More information about Sonic Automotive can be found at www.sonicautomotive.com and ir.sonicautomotive.com.

About EchoPark Automotive

EchoPark Automotive is one of the most comprehensive retailers of nearly new pre-owned vehicles in America today. Our unique business model offers a best-in-class shopping experience and utilizes one of the most innovative technology-enabled sales strategies in our industry. Our approach provides a personalized and proven guest-centric buying process that consistently delivers award-winning guest experiences and superior value to car buyers nationwide, with savings of up to $3,000 versus the competition. Consumers have responded by putting EchoPark among the top national pre-owned vehicle retailers in products, sales, and service, while receiving the 2023 Consumer Satisfaction Award from DealerRater. EchoPark’s mission is in the name: Every Car, Happy Owner. This drives the experience for guests and differentiates EchoPark from the competition. More information about EchoPark Automotive can be found at www.echopark.com.

Forward-Looking Statements
Included herein are forward-looking statements, including statements regarding anticipated future EchoPark profitability and anticipated future EchoPark adjusted EBITDA. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risks and uncertainties that could cause actual results or trends to differ materially from management’s views, including, without limitation, economic conditions in the markets in which we operate, supply chain disruptions and manufacturing delays, labor shortages, the impacts of inflation and increases in interest rates, new and used vehicle industry sales volume, future levels of consumer demand for new and used vehicles, anticipated future growth in each of our operating segments, the success of our operational strategies, the rate and timing of overall economic expansion or contraction, the integration of recent or future acquisitions, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and other reports and information filed with the United States Securities and Exchange Commission (the “SEC”). The Company does not undertake any obligation to update forward-looking information, except as required under federal securities laws and the rules and regulations of the SEC.

Non-GAAP Financial Measures
This press release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income, adjusted earnings per diluted share, adjusted SG&A expenses as a percentage of gross profit, adjusted segment loss, and adjusted EBITDA. As required by SEC rules, the Company has provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures in the schedules included in this press release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosures and provide a meaningful presentation of the Company’s results.

Company Contacts
Investor Inquiries:
Heath Byrd, Executive Vice President and Chief Financial Officer
Danny Wieland, Vice President, Investor Relations & Financial Reporting
ir@sonicautomotive.com

Press Inquiries:
Sonic Automotive Media Relations
media.relations@sonicautomotive.com

Sonic Automotive, Inc.
Results of Operations (Unaudited)
Results of Operations - Consolidated

	Three Months Ended December 31,		Better / (Worse)	Twelve Months Ended December 31,		Better / (Worse)
	2023	2022	% Change	2023	2022	% Change
	(In millions, except per share amounts)
Revenues:
Retail new vehicles	$1,680.2	$1,555.3	8%	$6,304.6	$5,622.6	12%
Fleet new vehicles	21.8	29.3	(26)%	92.2	99.4	(7)%
Total new vehicles	1,702.0	1,584.6	7%	6,396.8	5,722.0	12%
Used vehicles	1,222.4	1,341.1	(9)%	5,213.6	5,515.4	(5)%
Wholesale vehicles	62.6	80.0	(22)%	318.8	484.9	(34)%
Total vehicles	2,987.0	3,005.7	(1)%	11,929.2	11,722.3	2%
Parts, service and collision repair	431.9	411.1	5%	1,759.5	1,599.7	10%
Finance, insurance and other, net	166.0	173.8	(4)%	683.7	679.1	1%
Total revenues	3,584.9	3,590.6	—%	14,372.4	14,001.1	3%
Cost of sales:
Retail new vehicles	(1,555.7)	(1,390.7)	(12)%	(5,769.2)	(4,959.8)	(16)%
Fleet new vehicles	(20.9)	(27.5)	24%	(88.2)	(94.5)	7%
Total new vehicles	(1,576.6)	(1,418.2)	(11)%	(5,857.4)	(5,054.3)	(16)%
Used vehicles	(1,184.9)	(1,305.6)	9%	(5,062.4)	(5,334.6)	5%
Wholesale vehicles	(65.8)	(83.7)	21%	(321.4)	(488.0)	34%
Total vehicles	(2,827.3)	(2,807.5)	(1)%	(11,241.2)	(10,876.9)	(3)%
Parts, service and collision repair	(216.5)	(207.0)	(5)%	(885.5)	(807.2)	(10)%
Total cost of sales	(3,043.8)	(3,014.5)	(1)%	(12,126.7)	(11,684.1)	(4)%
Gross profit	541.1	576.1	(6)%	2,245.7	2,317.0	(3)%
Selling, general and administrative expenses	(386.3)	(366.3)	(5)%	(1,600.5)	(1,555.1)	(3)%
Impairment charges	(16.7)	(320.4)	95%	(79.3)	(320.4)	75%
Depreciation and amortization	(36.6)	(33.5)	(9)%	(142.3)	(127.5)	(12)%
Operating income (loss)	101.5	(144.1)	170%	423.6	314.0	35%
Other income (expense):
Interest expense, floor plan	(18.4)	(13.6)	(35)%	(67.2)	(34.3)	(96)%
Interest expense, other, net	(28.3)	(24.9)	(14)%	(114.6)	(89.9)	(27)%
Other income (expense), net	(0.1)	0.1	(200)%	0.1	0.2	(50)%
Total other income (expense)	(46.8)	(38.4)	(22)%	(181.7)	(124.0)	(47)%
Income (loss) before taxes	54.7	(182.5)	130%	241.9	190.0	27%
Provision for income taxes - benefit (expense)	(16.0)	(8.4)	(90)%	(63.7)	(101.5)	37%
Net income (loss)	$38.7	$(190.9)	120%	$178.2	$88.5	101%

Basic earnings (loss) per common share	$1.14	$(5.22)	122%	$5.09	$2.29	122%
Basic weighted-average common shares outstanding	33.9	36.5	7%	35.0	38.7	9%

Diluted earnings (loss) per common share	$1.11	$(5.22)	121%	$4.97	$2.23	123%
Diluted weighted-average common shares outstanding(1)	34.8	36.5	5%	35.9	39.7	10%
Dividends declared per common share	$0.30	$0.28	7%	$1.16	$1.03	13%
(1) Basic weighted-average common shares outstanding used for the three months ended December 31, 2022 due to the net loss on a reported GAAP basis.

Franchised Dealerships Segment - Reported

	Three Months Ended December 31,		Better / (Worse)	Twelve Months Ended December 31,		Better / (Worse)
	2023	2022	% Change	2023	2022	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$1,664.1	$1,534.5	8%	$6,215.0	$5,581.6	11%
Fleet new vehicles	21.8	29.4	(26)%	92.2	99.4	(7)%
Total new vehicles	1,685.9	1,563.9	8%	6,307.2	5,681.0	11%
Used vehicles	727.5	823.4	(12)%	3,050.3	3,391.5	(10)%
Wholesale vehicles	39.3	52.6	(25)%	204.5	314.0	(35)%
Total vehicles	2,452.7	2,439.9	1%	9,562.0	9,386.5	2%
Parts, service and collision repair	425.2	404.8	5%	1,714.2	1,588.0	8%
Finance, insurance and other, net	123.2	128.0	(4)%	498.6	510.1	(2)%
Total revenues	3,001.1	2,972.7	1%	11,774.8	11,484.6	3%
Gross Profit:
Retail new vehicles	122.2	160.8	(24)%	518.7	655.3	(21)%
Fleet new vehicles	0.9	1.8	(50)%	4.0	4.9	(18)%
Total new vehicles	123.1	162.6	(24)%	522.7	660.2	(21)%
Used vehicles	35.1	38.4	(9)%	162.9	174.4	(7)%
Wholesale vehicles	(2.7)	(3.2)	16%	(3.3)	(6.3)	48%
Total vehicles	155.5	197.8	(21)%	682.3	828.3	(18)%
Parts, service and collision repair	212.6	200.9	6%	852.7	786.7	8%
Finance, insurance and other, net	123.2	128.0	(4)%	498.6	510.1	(2)%
Total gross profit	491.3	526.7	(7)%	2,033.6	2,125.1	(4)%
Selling, general and administrative expenses	(329.1)	(298.1)	(10)%	(1,314.6)	(1,273.0)	(3)%
Impairment charges	(1.0)	(115.5)	99%	(1.0)	(115.5)	99%
Depreciation and amortization	(29.4)	(26.0)	(13)%	(112.3)	(101.8)	(10)%
Operating income (loss)	131.8	87.1	51%	605.7	634.8	(5)%
Other income (expense):
Interest expense, floor plan	(14.6)	(9.8)	(49)%	(49.2)	(23.6)	(108)%
Interest expense, other, net	(27.5)	(23.4)	(18)%	(109.7)	(85.0)	(29)%
Other income (expense), net	0.1	—	100%	0.2	(0.1)	300%
Total other income (expense)	(42.0)	(33.2)	(27)%	(158.7)	(108.7)	(46)%
Income (loss) before taxes	89.8	53.9	67%	447.0	526.1	(15)%
Add: Impairment charges	1.0	115.5	(99)%	1.0	115.5	(99)%
Segment income (loss)	$90.8	$169.4	(46)%	$448.0	$641.6	(30)%

Unit Sales Volume:
Retail new vehicles	28,491	26,239	9%	107,257	99,424	8%
Fleet new vehicles	500	661	(24)%	2,000	2,115	(5)%
Total new vehicles	28,991	26,900	8%	109,257	101,539	8%
Used vehicles	24,365	26,631	(9)%	100,210	108,512	(8)%
Wholesale vehicles	4,440	5,616	(21)%	20,602	24,052	(14)%
Retail new & used vehicles	52,856	52,870	—%	207,467	207,936	—%
Used:New Ratio	0.86	1.01	(15)%	0.93	1.09	(15)%

Gross Profit Per Unit:
Retail new vehicles	$4,289	$6,130	(30)%	$4,836	$6,591	(27)%
Fleet new vehicles	$1,780	$2,642	(33)%	$1,989	$2,292	(13)%
New vehicles	$4,246	$6,044	(30)%	$4,784	$6,502	(26)%
Used vehicles	$1,440	$1,442	—%	$1,626	$1,607	1%
Finance, insurance and other, net	$2,330	$2,421	(4)%	$2,403	$2,453	(2)%

Note: Reported Franchised Dealerships Segment results include (i) same store results from the “Franchised Dealerships Segment - Same Store” table below and (ii) the effects of acquisitions, open points, dispositions and holding company impacts for the periods reported. All currently operating franchised dealership stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

Franchised Dealerships Segment - Same Store

	Three Months Ended December 31,		Better / (Worse)	Twelve Months Ended December 31,		Better / (Worse)
	2023	2022	% Change	2023	2022	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$1,654.9	$1,513.6	9%	$6,145.3	$5,508.8	12%
Fleet new vehicles	21.9	29.3	(25)%	92.1	99.4	(7)%
Total new vehicles	1,676.8	1,542.9	9%	6,237.4	5,608.2	11%
Used vehicles	724.6	810.7	(11)%	3,012.1	3,334.4	(10)%
Wholesale vehicles	39.2	51.1	(23)%	202.2	309.1	(35)%
Total vehicles	2,440.6	2,404.7	1%	9,451.7	9,251.7	2%
Parts, service and collision repair	423.9	399.0	6%	1,696.4	1,565.8	8%
Finance, insurance and other, net	122.8	124.4	(1)%	493.6	494.0	—%
Total revenues	2,987.3	2,928.1	2%	11,641.7	11,311.5	3%
Gross Profit:
Retail new vehicles	121.4	158.8	(24)%	513.5	647.5	(21)%
Fleet new vehicles	0.9	1.7	(47)%	4.0	4.8	(17)%
Total new vehicles	122.2	160.5	(24)%	517.4	652.3	(21)%
Used vehicles	34.8	37.8	(8)%	161.1	171.3	(6)%
Wholesale vehicles	(2.6)	(3.1)	16%	(2.5)	(5.5)	55%
Total vehicles	154.4	195.2	(21)%	676.0	818.1	(17)%
Parts, service and collision repair	211.5	197.8	7%	842.2	774.8	9%
Finance, insurance and other, net	122.8	124.4	(1)%	493.6	494.0	—%
Total gross profit	$488.7	$517.4	(6)%	$2,011.8	$2,086.9	(4)%

Unit Sales Volume:
Retail new vehicles	28,357	25,796	10%	105,891	97,772	8%
Fleet new vehicles	500	661	(24)%	2,000	2,115	(5)%
Total new vehicles	28,857	26,457	9%	107,891	99,887	8%
Used vehicles	24,269	26,128	(7)%	98,841	106,320	(7)%
Wholesale vehicles	4,429	5,466	(19)%	20,333	23,630	(14)%
Retail new & used vehicles	52,626	51,924	1%	204,732	204,092	—%
Used:New Ratio	0.86	1.01	(15)%	0.93	1.09	(15)%

Gross Profit Per Unit:
Retail new vehicles	$4,279	$6,155	(30)%	$4,849	$6,623	(27)%
Fleet new vehicles	$1,780	$2,642	(33)%	$1,989	$2,292	(13)%
New vehicles	$4,236	$6,067	(30)%	$4,796	$6,531	(27)%
Used vehicles	$1,433	$1,447	(1)%	$1,630	$1,611	1%
Finance, insurance and other, net	$2,334	$2,396	(3)%	$2,411	$2,421	—%
Note: All currently operating franchised dealership stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

EchoPark Segment - Reported

	Three Months Ended December 31,		Better / (Worse)	Twelve Months Ended December 31,		Better / (Worse)
	2023	2022	% Change	2023	2022	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$—	$2.0	(100)%	$1.0	$9.2	(89)%
Used vehicles	492.5	515.5	(4)%	2,143.8	2,116.8	1%
Wholesale vehicles	22.6	27.3	(17)%	111.7	170.6	(35)%
Total vehicles	515.1	544.8	(5)%	2,256.5	2,296.6	(2)%
Finance, insurance and other, net	41.5	44.5	(7)%	177.9	166.4	7%
Total revenues	556.6	589.3	(6)%	2,434.4	2,463.0	(1)%
Gross Profit:
Retail new vehicles	—	0.2	(100)%	0.1	1.1	(91)%
Used vehicles	1.7	(3.6)	147%	(17.1)	4.4	(489)%
Wholesale vehicles	(0.4)	(0.3)	(33)%	0.9	3.2	(72)%
Total vehicles	1.3	(3.7)	135%	(16.1)	8.7	(285)%
Finance, insurance and other, net	41.5	44.5	(7)%	177.9	166.4	7%
Total gross profit	42.8	40.8	5%	161.8	175.1	(8)%
Selling, general and administrative expenses	(48.0)	(62.3)	23%	(247.0)	(269.8)	8%
Impairment charges	(15.7)	(204.9)	92%	(78.3)	(204.9)	62%
Depreciation and amortization	(6.2)	(7.0)	11%	(26.6)	(24.7)	(8)%
Operating income (loss)	(27.1)	(233.4)	88%	(190.1)	(324.3)	41%
Other income (expense):
Interest expense, floor plan	(3.8)	(3.9)	3%	(17.4)	(10.7)	(63)%
Interest expense, other, net	(0.7)	(0.9)	22%	(3.2)	(3.9)	18%
Other income (expense), net	—	—	—%	(0.1)	0.1	(200)%
Total other income (expense)	(4.5)	(4.8)	6%	(20.7)	(14.5)	(43)%
Income (loss) before taxes	(31.6)	(238.2)	87%	(210.8)	(338.8)	38%
Add: Impairment charges	15.7	204.9	(92)%	78.3	204.9	(62)%
Segment income (loss)	$(15.9)	$(33.3)	52%	$(132.5)	$(133.9)	1%

Unit Sales Volume:
Retail new vehicles	—	26	(100)%	11	152	(93)%
Used vehicles	17,562	17,435	1%	73,676	64,107	15%
Wholesale vehicles	2,621	2,444	7%	11,512	11,236	2%

Gross Profit Per Unit:
Total used vehicle and F&I	$2,461	$2,340	5%	$2,183	$2,657	(18)%

EchoPark Segment - Same Market

	Three Months Ended December 31,		Better / (Worse)	Twelve Months Ended December 31,		Better / (Worse)
	2023	2022	% Change	2023	2022	% Change
	(In millions, except unit and per unit data)
Revenues:
Used vehicles	426.9	306.0	40%	1,754.7	1,129.2	55%
Wholesale vehicles	14.9	10.8	38%	73.9	83.9	(12)%
Total vehicles	441.8	316.8	39%	1,828.6	1,213.0	51%
Finance, insurance and other, net	39.7	30.7	29%	160.1	101.1	58%
Total revenues	481.5	347.5	39%	1,988.7	1,314.1	51%
Gross Profit:
Used vehicles	(0.4)	(3.4)	88%	(5.2)	(17.2)	70%
Wholesale vehicles	(0.4)	(0.1)	(300)%	0.7	1.8	(61)%
Total vehicles	(0.8)	(3.5)	77%	(4.5)	(15.4)	71%
Finance, insurance and other, net	39.7	30.7	29%	160.1	101.1	58%
Total gross profit	$38.9	$27.2	43%	$155.6	$85.7	82%

Unit Sales Volume:
Used vehicles	16,817	11,856	42%	65,969	39,933	65%
Wholesale vehicles	2,387	1,663	44%	9,765	7,497	30%

Gross Profit Per Unit:
Total used vehicle and F&I	$2,338	$2,310	1%	$2,348	$2,100	12%

Note: All currently operating EchoPark stores in a local geographic market are included within the same market group as of the first full month following the first anniversary of the market’s opening.

Powersports Segment - Reported

	Three Months Ended December 31,		Better / (Worse)	Twelve Months Ended December 31,		Better / (Worse)
	2023	2022	% Change	2023	2022	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$16.1	$18.8	(14)%	$88.6	$31.8	179%
Used vehicles	2.4	2.1	14%	19.5	7.1	175%
Wholesale vehicles	0.7	0.1	600%	2.6	0.3	767%
Total vehicles	19.2	21.0	(9)%	110.7	39.2	182%
Parts, service and collision repair	6.7	6.3	6%	45.3	11.7	287%
Finance, insurance and other, net	1.3	1.3	—%	7.2	2.6	177%
Total revenues	27.2	28.6	(5)%	163.2	53.5	205%
Gross Profit:
Retail new vehicles	2.3	3.6	(36)%	16.6	6.4	159%
Used vehicles	0.7	0.7	—%	5.4	2.0	170%
Wholesale vehicles	(0.1)	—	(100)%	(0.2)	—	(100)%
Total vehicles	2.9	4.3	(33)%	21.8	8.4	160%
Parts, service and collision repair	2.8	3.1	(10)%	21.3	5.8	267%
Finance, insurance and other, net	1.3	1.3	—%	7.2	2.6	177%
Total gross profit	7.0	8.7	(20)%	50.3	16.8	199%
Selling, general and administrative expenses	(9.2)	(5.9)	(56)%	(38.9)	(12.3)	(216)%
Impairment charges	—	—	—%	—	—	—%
Depreciation and amortization	(1.0)	(0.6)	(67)%	(3.4)	(1.0)	(240)%
Operating income (loss)	(3.2)	2.2	(245)%	8.0	3.5	129%
Other income (expense):
Interest expense, floor plan	—	—	—%	(0.6)	—	(100)%
Interest expense, other, net	(0.2)	(0.6)	67%	(1.7)	(1.0)	(70)%
Other income (expense), net	(0.1)	0.2	(150)%	—	0.2	(100)%
Total other income (expense)	(0.3)	(0.4)	25%	(2.3)	(0.8)	(188)%
Income (loss) before taxes	(3.5)	1.8	(294)%	5.7	2.7	111%
Add: impairment charges	—	—	—%	—	—	—%
Segment income (loss)	$(3.5)	$1.8	(294)%	$5.7	$2.7	111%

Unit Sales Volume:
Retail new vehicles	948	1,013	(6)%	4,842	1,592	204%
Used vehicles	289	237	22%	2,261	590	283%
Wholesale vehicles	66	34	94%	216	35	517%

Gross Profit Per Unit:
Retail new vehicles	$2,429	$3,535	(31)%	$3,435	$3,974	(14)%
Used vehicles	$2,307	$2,860	(19)%	$2,394	$3,349	(29)%
Finance, insurance and other, net	$1,066	$1,026	4%	$1,017	$1,205	(16)%

Powersports Segment - Same Store

	Three Months Ended December 31,		Better / (Worse)	Twelve Months Ended December 31,		Better / (Worse)
	2023	2022	% Change	2023	2022	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$15.9	$18.8	(15)%	$24.4	$29.5	(17)%
Used vehicles	1.7	2.1	(19)%	5.2	6.9	(25)%
Wholesale vehicles	0.3	0.1	200%	0.7	0.2	250%
Total vehicles	17.9	21.0	(15)%	30.3	36.6	(17)%
Parts, service and collision repair	5.2	6.3	(17)%	9.6	11.0	(13)%
Finance, insurance and other, net	1.3	1.3	—%	2.1	2.5	(16)%
Total revenues	24.4	28.6	(15)%	42.0	50.1	(16)%
Gross Profit:
Retail new vehicles	2.2	3.6	(39)%	3.7	5.9	(37)%
Used vehicles	0.4	0.7	(43)%	1.1	1.9	(42)%
Wholesale vehicles	—	—	—%	(0.1)	(0.1)	—%
Total vehicles	2.6	4.3	(40)%	4.7	7.7	(39)%
Parts, service and collision repair	2.2	3.1	(29)%	4.3	5.5	(22)%
Finance, insurance and other, net	1.3	1.3	—%	2.1	2.5	(16)%
Total gross profit	$6.1	$8.7	(30)%	$11.1	$15.7	(29)%

Unit Sales Volume:
Retail new vehicles	932	1,013	(8)%	1,358	1,480	(8)%
Used vehicles	201	237	(15)%	477	563	(15)%
Wholesale vehicles	8	34	(76)%	17	35	(51)%
Retail new & used vehicles	1,133	1,250	(9)%	1,835	2,043	(10)%
Used:New Ratio	0.22	0.23	(4)%	0.35	0.38	(8)%

Gross Profit Per Unit:
Retail new vehicles	$2,407	$3,535	(32)%	$2,707	$3,989	(32)%
Used vehicles	$2,195	$2,860	(23)%	$2,337	$3,359	(30)%
Finance, insurance and other, net	$1,103	$1,026	8%	$1,161	$1,209	(4)%

Note: All currently operating powersports stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

Non-GAAP Reconciliation - Consolidated - SG&A Expenses

	Three Months Ended December 31,		Better / (Worse)
	2023	2022	Change	% Change
	(In millions)
Reported:
Compensation	$240.5	$240.8	$0.3	—%
Advertising	20.8	22.6	1.8	8%
Rent	11.5	12.7	1.2	9%
Other	113.5	90.2	(23.3)	(26)%
Total SG&A expenses	$386.3	$366.3	$(20.0)	(5)%
Adjustments:
Acquisition and disposition-related gain (loss)	$—	$9.1
Total SG&A adjustments	$—	$9.1
Adjusted:
Total adjusted SG&A expenses	$386.3	$375.4	$(10.9)	(3)%
Reported:
SG&A expenses as a % of gross profit:
Compensation	44.4%	41.8%	(270)	bps
Advertising	3.8%	3.9%	10	bps
Rent	2.1%	2.2%	10	bps
Other	21.1%	15.7%	(540)	bps
Total SG&A expenses as a % of gross profit	71.4%	63.6%	(780)	bps
Adjustments:
Acquisition and disposition-related gain (loss)	—%	1.6%
Total effect of adjustments	—%	1.6%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	71.4%	65.2%	(620)	bps

Reported:
Total gross profit	$541.1	$576.1	$(35.0)	(6)%

Non-GAAP Reconciliation - Consolidated - SG&A Expenses (Continued)

	Twelve Months Ended December 31,		Better / (Worse)
	2023	2022	Change	% Change
	(In millions)
Reported:
Compensation	$1,016.3	$1,014.8	$(1.5)	—%
Advertising	92.2	95.4	3.2	3%
Rent	46.1	51.0	4.9	10%
Other	445.9	393.9	(52.0)	(13)%
Total SG&A expenses	$1,600.5	$1,555.1	$(45.4)	(3)%
Adjustments:
Acquisition and disposition-related gain (loss)	$20.7	$9.1
Hail and storm damage charges	(1.9)	—
Lease exit charges	(4.3)	—
Severance and long-term compensation charges	(5.1)	(4.4)
Total SG&A adjustments	$9.4	$4.7
Adjusted:
Total adjusted SG&A expenses	$1,609.9	$1,559.8	$(50.1)	(3)%
Reported:
SG&A expenses as a % of gross profit:
Compensation	45.3%	43.8%	(150)	bps
Advertising	4.1%	4.1%	—	bps
Rent	2.1%	2.2%	10	bps
Other	19.8%	17.0%	(280)	bps
Total SG&A expenses as a % of gross profit	71.3%	67.1%	(420)	bps
Adjustments:
Acquisition and disposition-related gain (loss)	0.2%	0.4%
Hail and storm damage charges	—%	—%
Lease exit charges	—%	—%
Severance and long-term compensation charges	(0.1)%	(0.2)%
Total effect of adjustments	0.1%	0.2%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	71.4%	67.3%	(410)	bps

Reported:
Total gross profit	$2,245.7	$2,317.0	$(71.3)	(3)%
Adjustments:
Used vehicle inventory adjustment	$10.0	$—
Total adjustments	$10.0	$—
Adjusted:
Total adjusted gross profit	$2,255.7	$2,317.0	$(61.3)	(3)%

Non-GAAP Reconciliation - Franchised Dealerships Segment - SG&A Expenses

	Three Months Ended December 31,		Better / (Worse)
	2023	2022	Change	% Change
	(In millions)
Reported:
Compensation	$206.9	$200.8	$(6.1)	(3)%
Advertising	10.8	10.7	(0.1)	(1)%
Rent	10.5	10.5	—	—%
Other	100.9	76.1	(24.8)	(33)%
Total SG&A expenses	$329.1	$298.1	$(31.0)	(10)%
Adjustments:
Acquisition and disposition-related gain (loss)	$—	$9.1
Total SG&A adjustments	$—	$9.1
Adjusted:
Total adjusted SG&A expenses	$329.1	$307.2	$(21.9)	(7)%
Reported:
SG&A expenses as a % of gross profit:
Compensation	42.1%	38.1%	(400)	bps
Advertising	2.2%	2.0%	(20)	bps
Rent	2.1%	2.0%	(10)	bps
Other	20.6%	14.5%	(610)	bps
Total SG&A expenses as a % of gross profit	67.0%	56.6%	(1,040)	bps
Adjustments:
Acquisition and disposition-related gain (loss)	—%	1.7%
Total effect of adjustments	—%	1.7%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	67.0%	58.3%	(870)	bps

Reported:
Total gross profit	$491.3	$526.7	$(35.4)	(7)%

Non-GAAP Reconciliation - Franchised Dealerships Segment - SG&A Expenses (Continued)

	Twelve Months Ended December 31,		Better / (Worse)
	2023	2022	Change	% Change
	(In millions)
Reported:
Compensation	$856.6	$858.0	$1.4	—%
Advertising	40.5	36.9	(3.6)	(10)%
Rent	40.3	42.4	2.1	5%
Other	377.2	335.6	(41.6)	(12)%
Total SG&A expenses	$1,314.6	$1,272.9	$(41.7)	(3)%
Adjustments:
Acquisition and disposition-related gain (loss)	$20.9	$9.1
Hail and storm damage charges	(1.9)	—
Long-term compensation charges	—	(4.4)
Total SG&A adjustments	$19.0	$4.7
Adjusted:
Total adjusted SG&A expenses	$1,333.6	$1,277.6	$(56.0)	(4)%
Reported:
SG&A expenses as a % of gross profit:
Compensation	42.1%	40.4%	(170)	bps
Advertising	2.0%	1.7%	(30)	bps
Rent	2.0%	2.0%	—	bps
Other	18.5%	15.8%	(270)	bps
Total SG&A expenses as a % of gross profit	64.6%	59.9%	(470)	bps
Adjustments:
Acquisition and disposition-related gain (loss)	1.1%	0.4%
Hail and storm damage charges	(0.1)%	—%
Long-term compensation charges	—%	(0.2)%
Total effect of adjustments	1.0%	0.2%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	65.6%	60.1%	(550)	bps

Reported:
Total gross profit	$2,033.6	$2,125.1	$(91.5)	(4)%

Non-GAAP Reconciliation - EchoPark Segment - SG&A Expenses

	Three Months Ended December 31,		Better / (Worse)
	2023	2022	Change	% Change
	(In millions)
Reported:
Compensation	$26.9	$35.8	$8.9	25%
Advertising	9.6	11.6	2.0	17%
Rent	1.0	2.2	1.2	55%
Other	10.5	12.7	2.2	17%
Total SG&A expenses	$48.0	$62.3	$14.3	23%

Reported:
SG&A expenses as a % of gross profit:
Compensation	62.8%	87.9%	2,510	bps
Advertising	22.5%	28.4%	590	bps
Rent	2.3%	5.3%	300	bps
Other	24.7%	31.2%	650	bps
Total SG&A expenses as a % of gross profit	112.3%	152.8%	4,050	bps

Reported:
Total gross profit	$42.8	$40.8	$2.0	5%

Non-GAAP Reconciliation - EchoPark Segment - SG&A Expenses (Continued)

	Twelve Months Ended December 31,		Better / (Worse)
	2023	2022	Change	% Change
	(In millions)
Reported:
Compensation	$132.0	$148.0	$16.0	11%
Advertising	49.9	58.0	8.1	14%
Rent	6.3	8.5	2.2	26%
Other	58.8	55.3	(3.5)	(6)%
Total SG&A expenses	$247.0	$269.8	$22.8	8%
Adjustments:
Acquisition and disposition-related gain (loss)	$(0.3)	$—
Lease exit charges	(4.3)	—
Severance and long-term compensation charges	(5.1)	—
Total SG&A adjustments	$(9.7)	$—
Adjusted:
Total adjusted SG&A expenses	$237.3	$269.8	$32.5	12%
Reported:
SG&A expenses as a % of gross profit:
Compensation	81.6%	84.5%	290	bps
Advertising	30.9%	33.1%	220	bps
Rent	3.9%	4.9%	100	bps
Other	36.3%	31.6%	(470)	bps
Total SG&A expenses as a % of gross profit	152.7%	154.1%	140	bps
Adjustments:
Acquisition and disposition-related gain (loss)	(0.4)%	—%
Hail and storm damage charges	—%	—%
Lease exit charges	(6.4)%	—%
Severance and long-term compensation charges	(7.6)%	—%
Total effect of adjustments	(14.5)%	—%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	138.2%	154.1%	1,590	bps

Reported:
Total gross profit	$161.8	$175.1	$(13.3)	(8)%
Adjustments:
Used vehicle inventory adjustment	$10.0	$—
Total adjustments	$10.0	$—
Adjusted:
Total adjusted gross profit	$171.8	$175.1	$(3.3)	(2)%

Non-GAAP Reconciliation - Powersports Segment - SG&A Expenses

	Three Months Ended December 31,		Better / (Worse)
	2023	2022	Change	% Change
	(In millions)
Reported:
Compensation	$6.7	$4.1	$(2.6)	(63)%
Advertising	0.4	0.3	(0.1)	(33)%
Rent	—	—	—	—%
Other	2.1	1.5	(0.6)	(40)%
Total SG&A expenses	$9.2	$5.9	$(3.3)	(56)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	96.2%	47.9%	(4,830)	bps
Advertising	5.2%	3.9%	(130)	bps
Rent	0.7%	0.4%	(30)	bps
Other	29.5%	16.2%	(1,330)	bps
Total SG&A expenses as a % of gross profit	131.6%	68.4%	(6,320)	bps

Reported:
Total gross profit	$7.0	$8.7	$(1.7)	(20)%

	Twelve Months Ended December 31,		Better / (Worse)
	2023	2022	Change	% Change
	(In millions)
Reported:
Compensation	$27.7	$8.9	$(18.8)	(211)%
Advertising	1.8	0.6	(1.2)	(200)%
Rent	(0.5)	—	0.5	100%
Other	9.9	2.8	(7.1)	(254)%
Total SG&A expenses	$38.9	$12.3	$(26.6)	(216)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	55.0%	52.9%	(210)	bps
Advertising	3.5%	3.4%	(10)	bps
Rent	(1.0)%	0.2%	120	bps
Other	19.7%	16.9%	(280)	bps
Total SG&A expenses as a % of gross profit	77.2%	73.4%	(380)	bps

Reported:
Total gross profit	$50.3	$16.8	$33.5	199%

Non-GAAP Reconciliation - Franchised Dealerships Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2023	2022	% Change	2023	2022	% Change
	(In millions)
Reported:
Income (loss) before taxes	$89.8	$53.9	67%	$447.0	$526.1	(15)%
Add: impairment charges	1.0	115.5		1.0	115.5
Segment income (loss)	$90.8	$169.4	(46)%	$448.0	$641.6	(30)%

Adjustments:
Acquisition and disposition-related (gain) loss	$—	$(9.1)		$(20.9)	$(9.1)
Hail and storm damage charges	—	—		1.9	—
Long-term compensation charges	—	—		—	4.4
Total pre-tax items of interest	$—	$(9.1)		$(19.0)	$(4.7)

Adjusted:
Segment income (loss)	$90.8	$160.3	(43)%	$429.0	$636.9	(33)%

Non-GAAP Reconciliation - EchoPark Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2023	2022	% Change	2023	2022	% Change
	(In millions)
Reported:
Income (loss) before taxes	$(31.6)	$(238.2)	87%	$(210.8)	$(338.8)	38%
Add: impairment charges	15.7	204.9		78.3	204.9
Segment income (loss)	$(15.9)	$(33.3)	52%	$(132.5)	$(133.9)	1%

Adjustments:
Acquisition and disposition-related (gain) loss	$—	$—		$0.3	$—
Lease exit charges	—	—		4.3	—
Severance and long-term compensation charges	—	—		5.1	—
Used vehicle inventory valuation adjustment	—	—		10.0	—
Total pre-tax adjustments	$—	$—		$19.7	$—

Adjusted:
Segment income (loss)	$(15.9)	$(33.3)	52%	$(112.8)	$(133.9)	16%

Non-GAAP Reconciliation - Powersports Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2023	2022	% Change	2023	2022	% Change
	(In millions)
Reported:
Income (loss) before taxes	$(3.5)	$1.8	(294)%	$5.7	$2.7	111%
Add: impairment charges	—	—		—	—
Segment income (loss)	$(3.5)	$1.8	(294)%	$5.7	$2.7	111%

Non-GAAP Reconciliation - Consolidated - Net Income (Loss) and Diluted Earnings (Loss) Per Share

	Three Months Ended December 31, 2023			Three Months Ended December 31, 2022
	Weighted- Average Shares	Net Income (Loss)	Per Share Amount	Weighted- Average Shares	Net Income (Loss)	Per Share Amount
	(In millions, except per share amounts)
Reported net income (loss), diluted shares(1), and diluted earnings (loss) per share	34.8	$38.7	$1.11	36.5	$(190.9)	$(5.22)
Adjustments:
Acquisition and disposition-related (gain) loss		$—			$(9.1)
Impairment charges		16.7			320.4
Total pre-tax items of interest		$16.7			$311.3
Tax effect of above items		(4.3)			(22.6)
Non-recurring tax items		5.8			—
Adjusted net income (loss), diluted shares, and diluted earnings (loss) per share	34.8	$56.9	$1.63	37.4	$97.8	$2.61
(1) Basic weighted-average common shares outstanding used for the three months ended December 31, 2022 due to the net loss on a reported GAAP basis.

	Twelve Months Ended December 31, 2023			Twelve Months Ended December 31, 2022
	Weighted- Average Shares	Net Income (Loss)	Per Share Amount	Weighted- Average Shares	Net Income (Loss)	Per Share Amount
	(In millions, except per share amounts)
Reported net income (loss), diluted shares, and diluted earnings (loss) per share	35.9	$178.2	$4.97	39.7	$88.5	$2.23
Adjustments:
Acquisition and disposition-related (gain) loss		$(20.7)			$(9.1)
Hail and storm damage charges		1.9			—
Impairment charges		79.3			320.4
Lease exit charges		4.3			—
Severance and long-term compensation charges		5.1			4.4
Used vehicle inventory valuation adjustment		10.0			—
Total pre-tax items of interest		$79.9			$315.7
Tax effect of above items		(19.9)			(22.6)
Non-recurring tax items		5.8			—
Adjusted net income (loss), diluted shares, and diluted earnings (loss) per share	35.9	$244.0	$6.81	39.7	$381.6	$9.61

Non-GAAP Reconciliation - Adjusted EBITDA

	Three Months Ended December 31, 2023				Three Months Ended December 31, 2022
	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total
	(In millions)
Net income (loss)				$38.7				$(190.9)
Provision for income taxes				16.0				8.4
Income (loss) before taxes	$89.8	$(31.6)	$(3.5)	$54.7	$53.9	$(238.2)	$1.8	$(182.5)
Non-floor plan interest (1)	25.9	0.7	0.1	26.7	22.0	0.9	0.6	23.5
Depreciation and amortization (2)	31.2	6.1	1.0	38.3	27.4	7.0	0.5	34.9
Stock-based compensation expense	6.0	—	—	6.0	3.6	—	—	3.6
Impairment charges	1.0	15.7	—	16.7	115.5	204.9	—	320.4
Acquisition and disposition-related (gain) loss	—	—	—	—	(9.2)	—	—	(9.2)
Adjusted EBITDA	$153.9	$(9.1)	$(2.4)	$142.4	$213.2	$(25.4)	$2.9	$190.7

	Twelve Months Ended December 31, 2023				Twelve Months Ended December 31, 2022
	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total
	(In millions)
Net income (loss)				$178.2				$88.5
Provision for income taxes				63.7				101.5
Income (loss) before taxes	$447.0	$(210.8)	$5.7	$241.9	$526.1	$(338.8)	$2.7	$190.0
Non-floor plan interest (1)	103.2	3.2	1.7	108.1	80.0	3.7	1.0	84.7
Depreciation and amortization (2)	118.8	26.6	3.4	148.8	107.0	24.8	0.9	132.7
Stock-based compensation expense	23.3	—	—	23.3	16.0	—	—	16.0
Loss (gain) on exit of leased dealerships	—	4.3	—	4.3	—	—	—	—
Impairment charges	1.0	78.3	—	79.3	115.5	204.9	—	320.4
Severance and long-term compensation charges	—	5.1	—	5.1	4.4	—	—	4.4
Acquisition and disposition-related (gain) loss	(20.7)	0.3	—	(20.4)	(9.7)	—	—	(9.7)
Hail and storm damage charges	1.9	—	—	1.9	—	—	—	—
Used vehicle inventory valuation adjustment	—	10.0	—	10.0	—	—	—	—
Adjusted EBITDA	$674.5	$(83.0)	$10.8	$602.3	$839.3	$(105.4)	$4.6	$738.5
(1)Includes interest expense, other, net in the accompanying consolidated statements of operations, net of any amortization of debt issuance costs or net debt discount/premium included in (2) below.
(2)Includes the following line items from the accompanying consolidated statements of cash flows: depreciation and amortization of property and equipment; debt issuance cost amortization; and debt discount amortization, net of premium amortization.